UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):                  November 8, 2007
Memory Pharmaceuticals Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-50642	04-3363475

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Philips Parkway, Montvale, New Jersey	07654

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:                 (201) 802-7100
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On November 8, 2007, Memory Pharmaceuticals Corp. (the “Registrant”) issued a press release announcing its financial results for the quarter ended September 30, 2007. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K, and incorporated by reference into this Item 2.02.
The press release includes non-GAAP financial measures relating to our earnings. Calculation of earnings under GAAP requires the Registrant to include unrealized gains or losses on the Registrant’s warrants and equity-based compensation. The Registrant’s management evaluates and makes operating decisions about its business operations primarily based on revenue and the core costs of its business operations. The Registrant believes that unrealized gains or losses on warrants and equity-based compensation charges are not core operating costs of its business operations. Therefore, the Registrant presents non-GAAP earnings (and non-GAAP earnings per share), along with GAAP measures, by excluding these items. The Registrant provides non-GAAP earnings (and non-GAAP earnings per share), not as a substitute for GAAP financial information, but rather as a supplement thereto, in order to assist investors in assessing its current and future operations in the way that the Registrant’s management evaluates those operations.
The Registrant believes that non-GAAP earnings (and non-GAAP earnings per share) provide useful information to investors because:
•	The excluded non-cash charges are not indicative of the Registrant’s core operating results.

•	Non-GAAP earnings (and non-GAAP earnings per share) provide management with information about the Registrant’s underlying operating performance that enables a more meaningful comparison of its financial results in different reporting periods. For example, the Registrant excludes the impact of equity-based compensation to help it compare current period operating expenses against the operating expenses for prior periods and to eliminate the effects of this non-cash item, which, because it is based upon the estimated fair value on the grant dates, may bear little resemblance to the actual values realized upon the future exercise, expiration, termination or forfeiture of the stock-based compensation.

•	The Registrant’s management and Board of Directors use non-GAAP earnings internally to make budgeting decisions with respect to operating expenses (such as research and development and general and administrative expenses), track the Registrant’s actual performance relative to financial targets and set performance-based compensation awards.
The information in this Item 2.02 of Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
99.1 Press Release dated November 8, 2007

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Memory Pharmaceuticals Corp.
November 8, 2007	By:	/s/ Jzaneen Lalani
		Name:	Jzaneen Lalani
		Title:	General Counsel